                         LIMITED POWER OF ATTORNEY FOR

                        SECTION 16 REPORTING OBLIGATIONS

        Know all by these present, that each of the undersigned hereby makes, constitutes and appoints each of Leigh Ginter and Eric Tanquist, signing singly, as each of the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of each of the undersigned to:

(1)     prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5
(including any amendments thereto) with respect to the securities of Norcraft
Companies, Inc., a Delaware corporation (the "Company"), with the United States
Securities and Exchange Commission, any national securities exchanges and the
Company, as considered necessary or advisable under Section 16(a) of the
Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act");

(2)     seek or obtain, as each of the undersigned's representative and on each of the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and each of the undersigned hereby authorizes any such person to release any such information to each of the undersigned and approves and ratifies any such release of information; and

(3)     perform any and all other acts that in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of each of the undersigned in connection with the foregoing.

Each of the undersigned acknowledges that:

(1)     this Limited Power of Attorney authorizes, but does not require, either such attorney-in-fact to act in his discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)     any documents prepared and/or executed by either such attorney-in-fact on behalf of any or all of the undersigned pursuant to this Limited Power of
Attorney will be in such form and will contain such information and disclosure as either such attorney-in-fact, in his discretion, deems necessary or desirable;

(3)     neither the Company nor either such attorney-in-fact assumes (i) any liability for any of the undersigned's responsibility to comply with the requirements of the Exchange Act, (ii) any liability of any of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of any of the undersigned for profit disgorgement under Section 16(b)
of the Exchange Act; and

(4)     this Limited Power of Attorney does not relieve each of the undersigned from responsibility for compliance with each of the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

        Each of the undersigned hereby gives and grants each foregoing attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as each of the undersigned might or could do if present, with full power of substitution or revocation, hereby ratifying and confirming all the acts that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Limited
Power of Attorney for and on behalf of each of the undersigned.

        This Limited Power of Attorney shall remain in full force and effect until revoked by each of the undersigned in a signed writing delivered to each such attorney-in-fact.

        IN WITNESS WHEREOF, each of the undersigned has caused this Limited
Power of Attorney to be executed as of this 14th day of February, 2014.

                                        SKM EQUITY FUND III, L.P.

                                        By: SKM Partners, L.L.C.,
                                            its general partner

                                        By: /s/ John F. Megrue

                                           ------------------------------------
                                        Name: John F. Megrue
                                        Title: Managing Member

                                        SKM INVESTMENT FUND

                                        By: Apax Partners, L.P.,
                                            its managing partner

                                        By: Apax Partners, LLC,
                                            its general partner

                                        By:  /s/ John F. Megrue

                                           ------------------------------------
                                        Name: John F. Megrue
                                        Title: Chief Executive Officer

                                        SKM PARTNERS, L.L.C.

                                        By:  /s/ John F. Megrue

                                           ------------------------------------
                                        Name: John F. Megrue
                                        Title: Managing Member

                                        APAX PARTNERS, LLC

                                        By:  /s/ John F. Megrue

                                           ------------------------------------
                                        Name: John F. Megrue
                                        Title: Chief Executive Officer

                                        APAX PARTNERS, L.P.

                                        By: Apax Partners, LLC,
                                            its general partner

                                        By:  /s/ John F. Megrue

                                           ------------------------------------
                                        Name: John F. Megrue
                                        Title: Chief Executive Officer

                                         /s/ John F. Megrue
                                        ---------------------------------------
                                        John F. Megrue